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                                                                    EXHIBIT 99.2


                                 REVOCABLE PROXY
                          OTTAWA FINANCIAL CORPORATION
                                ----------------

                         SPECIAL MEETING OF SHAREHOLDERS

                                ----------------

                                                              _________, 2000



         The undersigned being a shareholder of Ottawa Financial Corporation hereby appoints _____________ and ______________________, directors of Ottawa, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of Ottawa which the undersigned is entitled to vote at the special meeting of shareholders, to be held at Holiday Inn and Conference Center, 650 East 24th Street, Holland, Michigan, on November ____, 2000 at 3:00 p.m., and at any and all adjournments or postponements thereof. The affirmative vote of a majority of the shares represented at the special meeting may authorize the adjournment of the special meeting; provided, however, that no proxy which is voted against the affiliation agreement will be voted in favor of adjournment to solicit further proxies for the affiliation agreement.


1.  Proposal to adopt affiliation agreement          FOR     AGAINST    ABSTAIN

    Proposal to adopt an affiliation agreement dated as of August 31, 2000 between Fifth
    Third Bancorp and Ottawa.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE AFFILIATION AGREEMENT.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING.

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         This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of Ottawa at or before the special meeting a written notice of revocation bearing a later date than this proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Ottawa at or before the special meeting; or (iii) attending the special meeting and voting in person. Attendance at the special meeting will not in and of itself constitute revocation of this proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from Ottawa prior to the execution of this proxy of notice of the special meeting and a proxy statement/prospectus dated _______, 2000.

                           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

                           Dated: _______________________, 2000

                           Number of Shares: __________________________


                           --------------------------------------------
                           PRINT NAME OF SHAREHOLDER


                           --------------------------------------------
                           SIGNATURE OF SHAREHOLDER


                           --------------------------------------------
                           PRINT NAME OF SHAREHOLDER


                           --------------------------------------------
                           SIGNATURE OF SHAREHOLDER

                           PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE ENVELOPE IN WHICH THIS CARD WAS ENTITLED. WHEN SIGNING AS ATTORNEY, EXECUTOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.